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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  July 23, 1996



                              IMC Securities, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      333-4911                 59-3284026
- ----------------------------    -----------------------    -------------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                       Identification No.)



  3450 Buschwood Park Drive
         Tampa Florida                                        33618
- --------------------------------                 ------------------------------
     (Address of Principal                                  (Zip Code)
       Executive Offices)



         Registrant's telephone number, including area code (813) 932-2211


                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5.  Other Events.

                  In connection with the offering of IMC Home Equity Loan Pass-Through Certificates, Series 1996-3, described in a Prospectus Supplement dated as of July 23, 1996, certain "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)               Not applicable

(b)               Not applicable

(c)               Exhibits:

              23.1 Consent of Coopers & Lybrand, L.L.P. (independent auditors of Financial Security Assurance, Inc.)

              99.1 Related Computational Materials furnished by Bear, Stearns & Co. Inc.

              99.2 Related Computational Materials furnished by Nomura Securities International, Inc.

              99.3 Related Computational Materials furnished by NatWest Capital Markets Limited.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             IMC SECURITIES, INC. as
                                    Depositor


                                            By: /s/ Thomas Middleton
                                               ---------------------------------
                                                 Name: Thomas Middleton
                                                 Title:  Chief Operating Officer





Dated:  July 26, 1996

                                  EXHIBIT INDEX


Exhibit No.               Description                                   Page No.

23.1 Consent of Coopers & Lybrand, L.L.P. (independent auditors of Financial Security Assurance, Inc.

99.1                      Related Computational Materials furnished by Bear,
                          Stearns & Co. Inc.

99.2 Related Computational Materials furnished by Nomura Securities International, Inc.

99.3                      Related Computational Materials furnished by NatWest
                          Capital Markets Limited.